EXHIBIT 10.1



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                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A



                              TRUST AGREEMENT



                                  between



                  PROVIDENT LEASE RECEIVABLES CORPORATION



                                    and



              FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION
                                 as Trustee



                       Dated as of September 1, 1998







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                             Table of Contents

                                                                          Page

                                 ARTICLE I
                                Definitions

SECTION 1.1.  Capitalized Terms..............................................
SECTION 1.2.  Other Definitional Provisions..................................

                                 ARTICLE II
                                Organization

SECTION 2.1.  Name...........................................................1
SECTION 2.2.  Office.........................................................1
SECTION 2.3.  Purposes and Powers............................................1
SECTION 2.4.  Appointment of Trustee.........................................2
SECTION 2.5.  Initial Capital Contribution of Trust Estate...................2
SECTION 2.6.  Declaration of Trust...........................................2
SECTION 2.7.  Liability of the Certificateholders............................3
SECTION 2.8.  Title to Trust Property........................................3
SECTION 2.9.  Situs of Trust.................................................3
SECTION 2.10.  Representations and Warranties of Depositor...................3
SECTION 2.11.  Federal Income Tax Allocations................................4

                                ARTICLE III
                Trust Certificates and Transfer of Interests

SECTION 3.1.  Initial Ownership..............................................5
SECTION 3.2.  The Trust Certificates.........................................5
SECTION 3.3.  Authentication of Trust Certificates...........................5
SECTION 3.4.  Registration of Transfer and Exchange of Trust Certificates....6
SECTION 3.5.  Mutilated, Destroyed, Lost or Stolen Trust Certificates........6
SECTION 3.6.  Persons Deemed Certificateholders..............................7
SECTION 3.7.  Access to List of Certificateholders' Names and Addresses......7
SECTION 3.8.  Maintenance of Office or Agency................................8
SECTION 3.9.  Appointment of Paying Agent....................................8
SECTION 3.10. [Reserved].....................................................8
SECTION 3.11.  Definitive Certificates.......................................8







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                                 ARTICLE IV
                             Actions by Trustee

SECTION 4.1.  Prior Notice to Certificateholders with Respect to
                         Certain Matters.....................................10
SECTION 4.2.  Action by the Certificateholders with Respect to
                         Certain Matters.....................................11
SECTION 4.3.  Action by Certificateholders with Respect to Bankruptcy........11
SECTION 4.4.  Restrictions on Certificateholders' Power......................11
SECTION 4.5.  Majority Control...............................................11

                                 ARTICLE V
                 Application of Trust Funds; Certain Duties

SECTION 5.1.  Establishment of Trust Account.................................12
SECTION 5.2.  Applications of Trust Funds....................................12
SECTION 5.3.  Method of Payment..............................................13
SECTION 5.4.  No Segregation of Moneys; No Interest..........................13
SECTION 5.5.  Accounting and Reports to the Noteholders, Certificateholder
                         the Internal Revenue Service and Others.............13
SECTION 5.6.  Signature on Returns; Tax Matters Partner......................14

                                 ARTICLE VI
                      Authority and Duties of Trustee

SECTION 6.1.  General Authority..............................................14
SECTION 6.2.  General Duties.................................................15
SECTION 6.3.  Action upon Instruction........................................15
SECTION 6.4.  No Duties Except as Specified in this Agreement or in
                         Instructions........................................16
SECTION 6.5.  No Action Except Under Specified Documents
                         or Instructions.....................................16
SECTION 6.6.  Restrictions...................................................16

                                ARTICLE VII
                             Concerning Trustee

SECTION 7.1.  Acceptance of Trusts and Duties................................17
SECTION 7.2.  Furnishing of Documents........................................18
SECTION 7.3.  Representations and Warranties.................................18
SECTION 7.4.  Reliance; Advice of Counsel....................................19
SECTION 7.5.  Not Acting in Individual Capacity..............................19



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                                                                          Page

SECTION 7.6.  Trustee Not Liable for Trust Certificates or The Trust Estate..19
SECTION 7.7.  Trustee May Not Own Notes......................................20

                                ARTICLE VIII
                          Compensation of Trustee

SECTION 8.1.  Trustee's Fees and Expenses................................... 20
SECTION 8.2.  Indemnification................................................20
SECTION 8.3.  Payments to Trustee............................................21

                                 ARTICLE IX
                       Termination of Trust Agreement

SECTION 9.1.  Termination of Trust Agreement.................................21

                                 ARTICLE X
                 Successor Trustees and Additional Trustees

SECTION 10.1.  Eligibility Requirements for Trustee..........................22
SECTION 10.2.  Resignation or Removal of Trustee.............................23
SECTION 10.3.  Successor Trustee.............................................23
SECTION 10.4.  Merger or Consolidation of Trustee............................24
SECTION 10.5.  Appointment of Co-Trustee or Separate Trustee.................24

                                 ARTICLE XI
                               Miscellaneous

SECTION 11.1.  Supplements and Amendments....................................26
SECTION 11.2.  No Legal Title to Trust Estate in Certificateholders..........27
SECTION 11.3.  Limitations on Rights of Others...............................27
SECTION 11.4.  Notices.......................................................27
SECTION 11.5.  Severability..................................................28
SECTION 11.6.  Separate Counterparts.........................................28
SECTION 11.7.  Successors and Assigns........................................28
SECTION 11.8.  Covenants of Depositor........................................28
SECTION 11.9.  No Petition...................................................29
SECTION 11.10.  No Recourse..................................................29
SECTION 11.11.  Headings.....................................................29
SECTION 11.12.  Governing Law................................................29
SECTION 11.13.  Manager......................................................29




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                                 EXHIBITS

EXHIBIT A                Form of Trust Certificate




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         TRUST AGREEMENT dated as of September 1, 1998, between PROVIDENT
LEASE RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee.


                                 ARTICLE I
                                Definitions


         SECTION 1.1. Capitalized Terms. For all purposes of this Agreement capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix X to the Indenture dated the date hereof, between Provident Equipment Lease Trust 1998-A and the Indenture Trustee.

     SECTION 1.2. Other Definitional Provisions. The other interpretive provisions specified in Appendix X to the Indenture shall apply to this Agreement.


                                 ARTICLE II
                                Organization


         SECTION 2.1. Name. The Trust created hereby shall be known as "Provident Equipment Lease Trust 1998-A", in which name Trustee may conduct the business of Trust, make and execute contracts and other instruments on behalf of Trust and sue and be sued.

     SECTION 2.2. Office. The office of Trust shall be in care of Trustee at the Corporate Trust Office or at such other address as Trustee may designate by written notice to the Certificateholders and Depositor.

         SECTION 2.3. Purposes and Powers. The purpose of Trust is, and Trust shall have the power and authority to, engage in the following activities:

                  (a) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates in one or more transactions;

                  (b) with the proceeds of the sale of the Notes and the Trust Certificates, to acquire the Trust Estate pursuant to the Pooling and Servicing Agreement;




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                  (c) to assign, grant, transfer, pledge, mortgage and
         convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the Pooling and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to Trust pursuant to, the Indenture;

                  (d) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by this Agreement or the Basic Documents.

         SECTION 2.4. Appointment of Trustee. Depositor hereby appoints Trustee as trustee of Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contribution of Trust Estate. Depositor hereby sells, assigns, transfers, conveys and sets over to Trustee, as of the date hereof, the sum of $1.00. Trustee hereby acknowledges receipt in trust from Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account. Depositor shall pay organizational expenses of Trust as they may arise or shall, upon the request of Trustee, promptly reimburse Trustee for any such expenses paid by Trustee. Depositor may also take steps necessary, including the execution and filing of any necessary filings, to ensure that Trust is in compliance with any applicable state securities law.

         SECTION 2.6. Declaration of Trust. Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of Trust under the Basic Documents. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be disregarded as a separate entity and that the Trust Certificates and the Notes shall be treated as debt. If the Trust Certificates are not respected as debt by the appropriate tax authorities, however, then they shall be treated as partnership interests in Trust which would be treated as



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a partnership, with the assets of the partnership being the Trust Estate and other assets held by Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, Trustee, on behalf of the Trust, will take all appropriate actions for income and franchise tax purposes, consistent with the Trust being treated as a disregarded entity. Effective as of the date hereof, Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of Trust.

         SECTION 2.7. Liability of the Certificateholders. No
Certificateholder shall have any personal liability for any liability or obligation of Trust.

         SECTION 2.8. Title to Trust Property. Legal title to all the Trust Estate shall be vested at all times in Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.9. Situs of Trust. Trust will be located and administered in the State of Delaware. All bank accounts maintained by Trustee on behalf of Trust shall be located in the State of Delaware or the State of New York. Trust shall not have any employees; provided that nothing herein shall restrict or prohibit Trustee from having employees within or without the State of Delaware. Payments will be received by Trust only in Delaware or New York, and payments will be made by Trust only from Delaware or New York.

         SECTION 2.10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Trustee that:

                  (a) Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (b) Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses and approvals.

                  (c) Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with Trust and Depositor shall have duly authorized such transfer and assignment and deposit to Trust by all necessary corporate action; and



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         the execution, delivery and performance of this Agreement have been duly authorized by Depositor by all necessary corporate action.

                  (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Depositor, or any indenture, agreement or other instrument to which Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of Depositor's knowledge, any order, rule or regulation applicable to Depositor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Depositor or its properties.

         SECTION 2.11. Federal Income Tax Allocations. If the Trust Certificates are treated as partnership interests rather than as debt, then the following provisions shall apply. Interest payments on the Certificates at the Certificate Rate (including interest on amounts previously due on the Certificates but not yet distributed) shall be treated as "guaranteed payments" under Section 707(c) of the Code. Net income of Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

                  (a) among the Certificateholders as of the close of business on the last day of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, an amount of net income up to the sum of: (i) the portion of the market discount on the Trust Estate accrued during such month that is allocable to the excess, if any, of the initial Certificate Balance over their initial aggregate issue price, and (ii) any other amounts of income payable to the Certificateholders for such month; and such sum of amounts specified in clauses (i) and (ii) of this sentence shall be reduced by any amortization by Trust of premium on the Trust Estate that corresponds to any excess of the issue price of Certificates over their principal amount; and

                  (b) to Depositor any remaining net income.

If the net income of Trust for any month is insufficient for the allocations described in clause (a), subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be



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allocated to Depositor to the extent Depositor (or such holders) are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the remaining Certificateholders as of the close of business on the last day of such month in proportion to their ownership of principal amount of Trust Certificates on such day. Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to Depositor or to the Certificateholders, or as otherwise required by the Code.


                                ARTICLE III
                Trust Certificates and Transfer of Interests


     SECTION 3.1. Initial Ownership. Upon the formation of Trust by the contribution by Depositor pursuant to Section 2.5, and until the issuance of the Trust Certificates, Depositor shall be the sole beneficiary of Trust.

         SECTION 3.2. The Trust Certificates. The Trust Certificates shall be issued in denominations of $1,000,000 or in integral multiples of $1,000 in excess thereof; provided that one Trust Certificate may be issued in a denomination below $1,000,000 as to include any residual amount. The Trust Certificates shall be executed on behalf of Trust by manual or facsimile signature of an authorized officer of Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of Trust, shall be, when authenticated pursuant to Section 3.3, validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

         SECTION 3.3. Authentication of Trust Certificates. Concurrently with the transfer of the Trust Estate to Trust pursuant to the Pooling and Servicing Agreement, Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of Trust, authenticated and delivered to or upon the written order of Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by Depositor, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by Trustee or Indenture Trustee, as Trustee's authenticating agent, by the manual signature of one of its authorized signatories; such certificate of authentication shall constitute conclusive



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evidence, and the only evidence, that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. No further Trust
Certificates shall be issued except pursuant to Section 3.4, 3.5, 3.10 or
3.13 hereunder.

         SECTION 3.4. Registration of Transfer and Exchange of Trust Certificates. Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, Issuer shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates. Paying Agent shall be the "Certificate Registrar" for the purpose of registering Trust Certificates and the transfers of Trust Certificates as herein provided. Upon any resignation of any Certificate Registrar, Depositor shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Certificate Registrar.

         Upon surrender for registration of transfer of any Trust
Certificate at the office or agency maintained pursuant to Section 3.8, if the requirements of Section 8-401(l) of the UCC are met, Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate principal amount.

         At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations, of a like aggregate principal amount, upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8. Whenever any Trust Certificates are so surrendered for exchange, if the requirements of
Section 8-401(l) of the UCC are met, Trustee shall execute, authenticate and deliver the Trust Certificates that the Certificateholder making the exchange is entitled to receive.

         All Trust Certificates issued upon any registration of transfer or exchange of Trust Certificates shall be entitled to the same benefits under this Agreement as the Trust Certificates surrendered upon such registration of transfer or exchange.

         Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to Trustee and the Certificate Registrar duly executed by, Holder thereof or his attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by Trustee in accordance with its customary practice.

         No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Trust Certificates, but Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental



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charge that may be imposed in connection with any registration of transfer or exchange of Trust Certificates.

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Trust Certificates. If: (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate (provided, that Trustee shall not be required to verify the evidence provided to it), and (b) there shall be delivered to the Certificate Registrar and Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice that such Trust Certificate shall have been acquired by a "protected purchaser" as defined in 8- 303(a) of the UCC, and provided that the requirements of Section 8-405 of the UCC are met, Trustee on behalf of Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a replacement Trust Certificate of like tenor and denomination.

         In connection with the issuance of any replacement Trust
Certificate under this Section, Trustee and the Certificate Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Any replacement Trust Certificate issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Trust
Certificate shall constitute conclusive evidence of ownership in Trust, as if originally issued, whether or not the mutilated, lost, stolen or destroyed Trust Certificate shall be found at any time, and shall be entitled to all the benefits of this Agreement.

         SECTION 3.6. Persons Deemed Certificateholders. Prior to due presentation of a Trust Certificate for registration of transfer of any Trust Certificate, Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register (as of the day of determination) as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to
Section 5.2 and for all other purposes whatsoever, and neither Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.7. Access to List of Certificateholders' Names and Addresses. Trustee shall furnish or cause to be furnished to Servicer and Depositor, within 15 days after receipt by an Authorized Officer of Trustee of a request therefor from Servicer or Depositor in writing, a list, in such form as Servicer or Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If two or more Certificateholders or one or more Holder(s) of Trust Certificates evidencing not less than 25% of the Certificate Balance apply in writing to Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this



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Agreement or under the Trust Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then Trustee shall, within five Business Days after the receipt of such application by one of its Authorized Officers, afford such applicants access during normal business hours to the current list of the Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of Depositor, the Certificate Registrar or Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8. Maintenance of Office or Agency. Trustee shall maintain in the City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon Trustee in respect of the Trust Certificates and the Basic Documents may be served. Trustee shall give prompt written notice to Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9. Appointment of Paying Agent. Paying Agent shall make distributions to the Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. Trustee may revoke such power and remove Paying Agent if Trustee determines in its sole discretion that Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Paying Agent shall initially be Norwest Bank Minnesota, National Association, and any co-paying agent chosen by and acceptable to Trustee. Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to Trustee. In the event that Trustee shall not be Paying Agent, Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by Trustee to execute and deliver to Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Paying Agent shall return all unclaimed funds to Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to Trustee also in its role as Paying Agent, for so long as Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to Paying Agent shall include any co-paying agent unless the context requires otherwise.
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         SECTION 3.10. [Reserved].

         SECTION 3.11. Definitive Certificates. The Trust Certificates, upon original issuance, will be issued in the form of definitive, fully registered Trust Certificates (the "Definitive Trust Certificates").

         SECTION 3.12. Transfer Restrictions. (a) Each Certificateholder, by acceptance of a Trust Certificate, shall be deemed to represent and warrant that either (a) it is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA,
(ii) a plan (as described in Section 4975(e)(1) of the Code or (iii) an entity whose underlying assets include "plan assets" by reason of a plan's investment in the entity (including an insurance company general account that is treated as including "plan assets") or (b) such person is an insurance company using the assets of its general account to purchase the Trust Certificate if the portion of the assets so used to purchase the Trust Certificate that constitutes the assets of "benefit plan investors" as defined in 29 C.F.R. ss. 2510.3- 101(f)(2) is less than 25% of the total of such assets so used, and the purchase and holding of the Trust Certificates meets all the requirements of and is eligible for exemptive relieve under Prohibited Transaction Exemption 95-60; provided that, with the consent of Transferor, Trust Certificates may be sold to purchasers that do not satisfy either clause (a) or clause (b) if such purchaser makes such additional representations as may be requested by Transferor in order for the Transferor to reasonably determine that, after giving effect to such sale, the assets of Trust will not be treated as plan assets of any Benefit Plan."

         (b) No sale, transfer, assignment or other conveyance of a Trust Certificate or any interest therein shall be made if Servicer shall have advised Trustee, Certificate Registrar and the transferring Certificateholder (and, in the case of a pledge as to which the pledgor has given notice to Servicer, the pledgee) as provided below that, in its reasonable judgment, (A) at the time of such transfer (or purported transfer) any interest in Trust (or economic interest therein, other than indebtedness issued by Trust) is traded on an established securities market or (B) after such transfer (or purported transfer) (I) Trust would have more than 90 Certificateholders or (II) any interest in Trust was issued in a transaction (or transactions) that was required to be registered under the Securities Act (or, in the case of an offering and sale of interests in Trust exempt from registration under the Securities Act by reason of Regulation S, the offering and sale would have been required to be registered under the Securities Act if the interests had been offered and sold within the United States). For purposes of clause (A) of the preceding sentence, an established securities market is (w) a national securities exchange that is either registered under Section 6 of the Exchange Act or exempt from registration because of the limited volume of transactions, (x) a foreign securities exchange that, under



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the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Exchange Act, (y) a regional or local exchange, or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. None of Servicer, Depositor, Trustee or Certificate Registrar (or any Affiliate thereof) shall take any action which could result in any interest in the Trust (or economic interest therein) being traded on an established securities market within the meaning of the preceding sentence. For purposes of determining whether the Trust will have more than 90 Certificateholders, each Person owning an interest in a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity, a "flow-through entity") that owns, directly or through other flow-through entities, an interest in the Trust shall be treated as a Certificateholder unless Servicer reasonably determines that less than substantially all of the value of such Person's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Trust, or unless Servicer determines in its sole discretion that it is not a principal purpose of the use of the tiered arrangement to permit the 90- Certificateholder limitation to be avoided.

         (c) No sale, transfer, assignment or other conveyance of a Trust Certificate or any interest therein shall be made to any Person unless such Person is a "United States Person" as defined in Section 7701(a)(30) of the Code.

         (d) No sale, transfer, assignment or other conveyance of a Trust Certificate or any interest therein shall be made to any Person unless (A) such Person is a Qualified Institutional Buyer (a "QIB") that purchases (1) for its own account or (2) for the account of a QIB, and is, in either case, aware that such sale, transfer, assignment or other conveyance is being made as reliance on Rule 144A under the Securities Act or (B) such sale, transfer, assignment or other conveyance is made in reliance upon any other exemption from the Securities Act if the transferor provides an opinion of counsel to Provident Lease Receivables Corporation and the Trustee to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and the securities or blue sky laws of any applicable state.


                                 ARTICLE IV
                             Actions by Trustee


         SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, Trustee shall not take action unless, at least 30 days before the taking of such action, Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or shall not have provided alternative direction:

                  (a) the initiation of any claim or lawsuit by Trust (except claims or lawsuits brought in connection with the collection of the Trust Estate) and the compromise of any action, claim or lawsuit brought by or against Trust (except with respect to the aforementioned claims or lawsuits for collection of the Trust Estate);

                  (b) [reserved];

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                  (e) the amendment, change or modification of the Management Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner, or add any provision, that would not materially adversely affect the interests of the Certificateholders; or

                  (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.2. Action by the Certificateholders with Respect to Certain Matters. Trustee shall not have the power, except upon the direction of the Certificateholders, to: (a) remove Manager under the Management Agreement, (b) appoint a successor Manager, (c) remove Servicer under the Pooling and Servicing Agreement or (d) except as expressly provided in the Basic Documents, sell the Trust Estate after the termination of the Indenture. Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to Trust without the unanimous prior approval of all Certificateholders and the delivery to Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that Trust is insolvent.

         SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of Trust or Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3, nor shall Trustee be obligated to follow any such direction, if given.

         SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.


                                 ARTICLE V
                 Application of Trust Funds; Certain Duties


         SECTION 5.1. Establishment of Trust Account. Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, Trustee (or Depositor on behalf of Trustee, if the Certificate Distribution Account is not then held by Trustee or an affiliate thereof) shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition shall be satisfied), establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         SECTION 5.2. Applications of Trust Funds. (a) On each Payment Date, Trustee will distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to Sections 6.3(b) and 6.3(c) of the Pooling and Servicing Agreement.

         (b) On each Payment Date, Trustee shall send to each Certificateholder the statement provided to Trustee by Servicer pursuant to
Section 4.8 of the Pooling and Servicing Agreement.

         (c) In the event that any withholding tax is imposed on Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by Trust (but such authorization shall not prevent Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by Trust. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse Trustee for any out-of-pocket expenses incurred.

         SECTION 5.3. Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Trust Certificates aggregate not less than $1,000,000, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         SECTION 5.4. No Segregation of Moneys; No Interest. Subject to Sections 5.1 and 5.2, moneys received by Trustee hereunder need not be segregated in any manner except to the extent required by law or the Pooling and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and Trustee shall not be liable for any interest thereon.

         SECTION 5.5. Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. If the Trust Certificates are treated as partnership interests rather than as debt, the following provisions shall apply. Trustee shall: (a) maintain (or cause to be maintained) the books of Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury

Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its Federal, state and local income tax returns, (c) file such tax returns relating to Trust (including a partnership information return on Internal Revenue Service Form 1065 or its successor), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.2(c) with respect to income or distributions to Certificateholders. Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Trust Estate and shall elect under Section 171 of the Code to amortize any bond premium with respect to the Trust Estate. Trustee shall not make the election provided under Section 754 of the Code.

         SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) Trustee shall sign on behalf of Trust the tax returns of Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by Depositor.

         (b) Depositor shall be designated the "tax matters partner" of Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.


                                 ARTICLE VI
                      Authority and Duties of Trustee


         SECTION 6.1. General Authority. Trustee is authorized and directed to execute and deliver the Basic Documents to which Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which Trust is to be a party, in each case in such form as Depositor shall approve as evidenced conclusively by Trustee's execution thereof, and, on behalf of Trust, to direct Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount specified in a letter of instruction from Depositor to Trustee. In addition to the foregoing, Trustee is authorized, but shall not be obligated, to take all actions required of Trust pursuant to the Basic Documents. Trustee is further authorized from time to time to take such action as Manager recommends with respect to the Basic Documents.

         SECTION 6.2. General Duties. It shall be the duty of Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to this Agreement and the Basic Documents to which Trust is a party and to administer Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with this Agreement. Notwithstanding the foregoing, Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent Manager has agreed in the Management Agreement to perform any act or to discharge any duty of Trustee hereunder or under any Basic Document, and Trustee shall not be held liable for the default or failure of Manager to carry out its obligations under the Management Agreement.

         SECTION 6.3. Action upon Instruction. (a) Subject to Article IV and in accordance with the Basic Documents, the Certificateholders may by written instruction direct Trustee in the management of Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) Trustee shall not be required to take any action hereunder or under any Basic Document if Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever Trustee is unable to decide between alternative courses of action permitted or required by this Agreement or any Basic Document, Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, Trustee shall not be liable on account of such action to any Person. If Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event that Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by Trustee or is silent or is incomplete as to the course of action that Trustee is required to take with respect to a particular set of facts, Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that Trustee acts or refrains from acting in good faith in accordance with any such instruction received, Trustee shall not be liable, on account of such action or inaction, to any Person. If Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which Trustee is a party, except as expressly provided by this Agreement or in any document or written instruction received by Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against Trustee. Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for Trust or to record this Agreement or any Basic Document. Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, Trustee that are not related to the ownership or the administration of the Trust Estate.

         SECTION 6.5. No Action Except Under Specified Documents or Instructions. Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except: (i) in accordance with the powers granted to and the authority conferred upon Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or
(iii) in accordance with any document or instruction delivered to Trustee pursuant to Section 6.3.

         SECTION 6.6. Restrictions. Trustee shall not take any action: (a) that is inconsistent with the purposes of Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of Trustee, would result in Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct Trustee to take action that would violate this Section.

                                ARTICLE VII
                             Concerning Trustee


         SECTION 7.1. Acceptance of Trusts and Duties. Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except: (i) for its own willful misconduct, bad faith or gross negligence (or ordinary negligence in the handling of funds) or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of Trustee unless it is proved than Trustee was grossly negligent in ascertaining the pertinent facts;

                  (b) Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of Manager, Servicer or any Certificateholder;

                  (c) no provision of this Agreement or any Basic Document shall require Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than is expressly provided for herein and in the Basic Documents;

                  (f) Trustee shall not be liable for the default or misconduct of Manager, Transferor, Indenture Trustee or Servicer under any of the Basic Documents or otherwise and Trustee shall have no obligation or liability to perform the obligations of Trust under this Agreement or the Basic Documents that are required to be performed by Manager under the Management Agreement, Indenture Trustee under the Indenture or Servicer under the Pooling and Servicing Agreement; and

                  (g) Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by Trustee therein or thereby. The right of Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         SECTION 7.2. Furnishing of Documents. Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, and at the expense of the Certificateholders, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to Trustee under the Basic Documents.

     SECTION 7.3. Representations and Warranties. Trustee hereby represents and warrants to Depositor, for the benefit of the Certificateholders, that:

                  (a) it is a national banking association duly formed and validly existing under the laws of the United States of America, with the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of Trustee, or any indenture, agreement or other instrument to which Trustee is a party or by which it is bound; or violate any Federal or Delaware law governing the banking or trust powers of Trustee; or, to the best of Trustee's knowledge, violate any order, rule or regulation applicable to Trustee of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Trustee or its properties.

         SECTION 7.4. Reliance; Advice of Counsel. (a) Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer or other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, Trustee: (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and which opinion or advice states that such action is not contrary to this Agreement or any Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created First Union Trust Company, National Association, acts solely as Trustee hereunder and not in its individual capacity and all Persons having any claim against Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Trustee Not Liable for Trust Certificates or The Trust Estate. The recitals contained herein and in the Certificates (other than the signature and counter-signature of Trustee on the Trust Certificates) shall be taken as the statements of Depositor, and Trustee assumes no responsibility for the correctness thereof. Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature, if any, of Trustee on the Trust Certificates) or the Notes, or of any of the Trust Estate or related documents. Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any of the Trust Estate, or the perfection and priority of any security interest created by any of the Trust Estate in any of the Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or the Noteholders under the Indenture, including: (a) the existence, condition and ownership of any Equipment, (b) the existence and enforceability of any insurance thereon, (c) the existence and contents of any Lease on any computer or other record thereof, (d) the validity of the assignment of any of the Trust Estate to Trust or of any intervening assignment, (e) the completeness of any Lease, (f) the performance or enforcement of any Lease, and (g) the compliance by Depositor or Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of Manager, Indenture Trustee or Servicer or any subservicer taken in the name of Trustee.

         SECTION 7.7. Trustee May Not Own Notes. Trustee shall not, in its individual capacity, but may in a fiduciary capacity, become the owner of Notes or otherwise extend credit to Issuer. Trustee may otherwise deal with Depositor, Manager, Indenture Trustee and Servicer with the same rights as it would have if it were not Trustee.


                                ARTICLE VIII
                          Compensation of Trustee


         SECTION 8.1. Trustee's Fees and Expenses. Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Depositor and Trustee, and Trustee shall be entitled to be reimbursed by Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 8.2. Indemnification. Depositor shall be liable as primary obligor for, and shall indemnify Trustee (whether individually or as Trustee) and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements

(including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses"), which may at any time be imposed on, incurred by or asserted against Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of Trustee hereunder, except only that Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from: (a) its own willful misconduct or negligence or (b) with respect to Trustee, the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Trustee. The indemnities contained in this Section shall survive the resignation or termination of Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, Trustee's choice of legal counsel shall be subject to the approval of Depositor, which approval shall not be unreasonably withheld.

         SECTION 8.3. Payments to Trustee. Any amounts paid to Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment. Trustee shall also be entitled to interest on all advances at a rate equal to: (a) the rate publicly announced by Trustee, as its prime rate from time to time, plus (b) 3.5%.

                                 ARTICLE IX
                       Termination of Trust Agreement


         SECTION 9.1. Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and Trust shall terminate and be of no further force or effect upon the final distribution by Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the Indenture, the Pooling and Servicing Agreement and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, shall not: (x) operate to terminate this Agreement or Trust, (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of Trust or Trust Estate or
(z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.1(a), neither Depositor nor any Certificateholder shall be entitled to revoke or terminate Trust.

         (c) Notice of any termination of Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Trust Certificates to Paying Agent for payment of the final distribution and cancellation, shall be given promptly by Trustee by letter to the Certificateholders mailed within five Business Days of receipt of notice of such termination from Servicer given pursuant to the Indenture stating:

(i) the Payment Date upon which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of Paying Agent therein specified. Trustee shall give such notice to the Certificate Registrar (if other than Trustee) and Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.2.

         In the event that not all of Certificateholders shall surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and to receive the final distribution with respect thereto. If within one year after the second notice not all the Trust Certificates shall have been surrendered for cancellation, Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in Trust after exhaustion of such remedies shall be distributed by Trustee to Depositor.


                                 ARTICLE X
                 Successor Trustees and Additional Trustees


         SECTION 10.1. Eligibility Requirements for Trustee. Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 26(a)(1) of the Investment Company Act of 1940, as amended, (b) be authorized to exercise corporate trust powers, (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by Federal or state authorities, and (d) have a rating of at least "Baa3" by Moody's. Trustee shall not, in its individual capacity, but may in a fiduciary capacity, purchase any of the Notes or otherwise extend credit to Trust. If such corporation shall publish reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time Trustee shall cease to be eligible in accordance with this Section, Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2. Resignation or Removal of Trustee. Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to Manager. Upon receiving such notice of resignation, Manager shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time Trustee shall cease to be eligible in accordance with Section 10.1 and shall fail to resign after written request therefor by Manager, or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Manager may remove Trustee. If Manager shall remove Trustee under the authority of the preceding sentence, Manager shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee and payment of all fees owed to the outgoing Trustee.

         Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section
10.3. Notwithstanding the appointment of any successor trustee, the outgoing Trustee shall nevertheless be entitled to payment of all fees and expenses owed to such outgoing Trustee. Manager shall provide notice of such resignation or removal of Trustee to each of the Rating Agencies.

         SECTION 10.3. Successor Trustee. Any successor Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to Manager and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees, expenses and any other amounts owing to it hereunder or under any other Basic Document deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and Manager and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Trustee pursuant to this Section, Manager shall mail notice of such appointment to all Certificateholders, Indenture Trustee, the Noteholders and the Rating Agencies. If Manager shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of Manager.

         SECTION 10.4. Merger or Consolidation of Trustee. Any corporation or other entity into which Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of Trustee, shall be the successor of Trustee hereunder; provided, such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; and provided that Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of Trust or any Equipment may at the time be located, Manager and Trustee acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Person(s) approved by Trustee to act as co-trustee(s), jointly with Trustee, or separate trustee(s), of all or any part of the Trust Estate, and to vest in such Person(s), in such capacity and for the benefit of the Certificateholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Manager and Trustee may consider necessary or desirable. If Manager shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) Manager and Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, Trustee. Each such instrument shall be filed with Trustee and a copy thereof given to Manager.

         Any separate trustee or co-trustee may at any time appoint Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.


                                 ARTICLE XI
                               Miscellaneous


         SECTION 11.1. Supplements and Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Depositor and Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by Depositor and Trustee, with prior written notice to the Rating Agencies, with the written consent of Holders of Notes evidencing not less than 662/3% of the Outstanding Principal Amount of the Notes and the written consent of Holders of Certificates evidencing not less than 662/3% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that no such amendment shall: (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Trust Estate or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Principal Amount and the Certificate Balance required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, Noteholders or Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. Trustee may, but shall not be obligated to, enter into any such amendment that affects Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. No Legal Title to Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of Certificateholders in, to and under their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 11.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of Trustee, Depositor, the Certificateholders, Manager and, to the extent expressly provided herein, Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing, personally delivered or mailed by certified mail, postage prepaid and return receipt requested, and shall be deemed to have been duly given upon receipt: (i) if to Trustee, addressed to the Corporate Trust Office; (ii) if to Depositor, addressed to Provident Lease Receivables Corporation, c/o The Provident Bank, One East Fourth Street,

Cincinnati, Ohio 45202, Attention: Treasury Services Department; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Depositor and its successors, Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.8. Covenants of Depositor. If: (a) the Certificate Balance shall be reduced by the Cumulative Loss Amount and (b) any litigation with claims in excess of $1,000,000 to which Depositor is a party that shall be reasonably likely to result in a material judgment against Depositor that Depositor will not be able to satisfy shall be commenced by a Certificateholder during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against Depositor, such judgment has been satisfied), Depositor shall not pay any dividend to ILC, or make any distribution on or in respect of its capital stock to ILC, or repay the principal amount of any indebtedness of Depositor held by ILC, unless: (i) after giving effect to such payment, distribution or repayment, Depositor's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment. Depositor will not at any time institute against Trust any bankruptcy proceedings under any

United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         SECTION 11.9. No Petition. Trustee, on behalf of Trust, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against Depositor or Trust, or join in any institution against Depositor or Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.10. No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in Trust only and do not represent interests in or obligations of Transferor, Servicer, Manager, Trustee, Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     SECTION 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.13. Manager. Manager is authorized to execute on behalf of Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of Trust to prepare, file or deliver pursuant to this Agreement and the Basic Documents. Upon written request, Trustee shall execute and deliver to Manager a power of attorney appointing Manager its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                            FIRST UNION TRUST COMPANY,
                                            NATIONAL ASSOCIATION, not in
                                            its individual capacity, but
                                            solely as Trustee of The
                                            Provident Equipment Lease Trust
                                            1998-A



                                            By: /s/ Doris J. Krick
                                               --------------------------------
                                                 Name: Doris J. Krick
                                                 Title: Vice President



                                            PROVIDENT LEASE RECEIVABLES
                                             CORPORATION
                                              as Depositor


                                            By: /s/ John R. Farrenkopf
                                                -------------------------------
                                                 Name: John R. Farrenkopf
                                                 Title: Treasurer

                                                                     EXHIBIT A
                                                             to Trust Agreement


                         FORM OF TRUST CERTIFICATES
                         --------------------------


REGISTERED                                                       $___________1
NUMBER R-___                                               CUSIP NO. 74386NAF5


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE TRUST AGREEMENT AND APPLICABLE LAWS AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE STATE SECURITIES LAWS AND ONLY (A) TO AN ENTITY WHICH SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED UNDER RULE 144A OF THE SECURITIES ACT ("RULE 144A") THAT PURCHASES (1) FOR ITS OWN ACCOUNT OR (2) FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, THAT IS, IN EITHER CASE, AWARE THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN RELIANCE UPON ANY OTHER EXEMPTION FROM THE SECURITIES ACT IF THE TRANSFEROR PROVIDES AN OPINION OF COUNSEL TO PROVIDENT LEASE RECEIVABLES CORPORATION AND THE TRUSTEE TO THE EFFECT THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES OR BLUE SKY LAWS OF ANY APPLICABLE STATE. THE PURCHASER OF THIS CERTIFICATE AGREES THAT IT WILL, AND EACH SUBSEQUENT TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

THE CERTIFICATEHOLDER HEREOF, BY ACCEPTING AND HOLDING THIS CERTIFICATE IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME
 -------- 1Denominations of $1,000,000 and integral multiples of $1,000 in excess thereof.

SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN (AS DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS TREATED AS INCLUDING "PLAN ASSETS") OR (B) SUCH PERSON IS AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT TO PURCHASE THE CERTIFICATES, THE PORTION OF THE ASSETS SO USED TO PURCHASE THE CERTIFICATES THAT CONSTITUTES THE ASSETS OF "BENEFIT PLAN INVESTORS" AS DEFINED IN 29 C.F.R. ss. 2510.3-101(F)(2) IS LESS THAN 25% OF THE TOTAL OF SUCH ASSETS SO USED, AND THE PURCHASE AND HOLDING OF THE CERTIFICATES MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION EXEMPTION 95-60, PROVIDED THAT, WITH THE CONSENT OF THE TRANSFEROR, CERTIFICATES MAY BE SOLD TO PURCHASERS THAT DO NOT SATISFY EITHER CLAUSE (A) OR CLAUSE (B) IF EACH SUCH PURCHASER MAKES SUCH ADDITIONAL REPRESENTATIONS AS MAY BE REQUESTED BY PROVIDENT LEASE RECEIVABLES CORPORATION (THE "TRANSFEROR") IN ORDER FOR THE TRANSFEROR TO REASONABLY DETERMINE THAT, AFTER GIVING EFFECT TO SUCH SALE, THE ASSETS OF THE TRUST WILL NOT BE TREATED AS PLAN ASSETS OF ANY BENEFIT PLAN.

                   PROVIDENT EQUIPMENT LEASE TRUST 1998-A
                       6.73% LEASE-BACKED CERTIFICATE

evidencing a fractional undivided interest in Trust, as defined below, the property of which includes a pool of leases and leased equipment transferred to Trust by Provident Lease Receivables Corporation.

(This Trust Certificate does not represent an interest in or obligation of Provident Lease Receivables Corporation, Information Leasing Corporation, or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT [Name of Holder] is the registered owner of a _____________ DOLLAR ($___________) nonassessable, fully-paid, fractional undivided interest in the Provident Equipment Lease Trust 1998-A ("Trust") formed by Provident Lease Receivables Corporation, a Delaware corporation ("Transferor").

Trust was created pursuant to a Trust Agreement dated as of September 1, 1998 (the "Trust Agreement"), between Transferor and First Union Trust Company, National Association, as trustee ("Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture dated as of September 1, 1998, among Trust and Norwest Bank Minnesota, National Association, as Indenture Trustee. This Certificate is one of the duly authorized Certificates designated as "6.75% Lease-Backed Certificates" (herein called the "Trust Certificates"). Issued under the Indenture are Notes designated as "5.28% Class A-1 Lease-Backed Notes", "5.78% Class A-2 Lease-Backed Notes", 5.60% Class A-3 Lease-Backed Notes", "5.75% Class A-4 Lease-Backed Notes" and "6.20% Class B Lease-Backed Notes" (collectively, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which holder is bound.

         Each holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Pooling and Servicing Agreement and the Indenture.

         It is the intent of Transferor, Servicer, Certificateholders and the Certificate Owners that, for purposes of Federal income, state and local income and franchise and any other income taxes measured in whole or in part by income, Trust will be treated as a partnership, the assets of which are the assets held by Trust, and the Certificateholders will be treated as partners in that partnership. Depositor and the other Certificateholders by acceptance of a Trust Certificate (and the Certificate Owners by acceptance of a beneficial interest in a Trust Certificate), agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in Trust.

         Each Certificateholder or Certificate Owner, by its acceptance of a Trust Certificate or a beneficial interest in a Trust Certificate, acknowledges and agrees that, for income and franchise tax purposes, the Trust will be disregarded as an entity separate from its owner(s), and that the Trust Certificates shall be treated as debt. In the event that the Trust Certificates are not respected as debt by the appropriate tax authorities, the Certificateholders agree that the Trust Certificates shall be treated as partnership interests in the Trust.

         Each Certificateholder or Certificate Owner, by its acceptance of a Trust Certificate or, in the case of a Certificate Owner, a beneficial interest in a Trust Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against Transferor or Trust, or join in any institution against Transferor or Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         The Trust Certificates do not represent an obligation of, or an interest in, Transferor, Servicer, Information Leasing Corporation, Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents.

         No sale, transfer, assignment or other conveyance of this Trust Certificate or any interest therein shall be made to any Person unless (x) such Person is a "United States Person" as defined in Section 7701(a)(30) of the Code and (y) the Services has determined that, after giving effect to such sale, transfer, assignment or other conveyance, .there would be no more that 90 Certificateholders or such transfer is otherwise permitted pursuant to Section 3.12(b) of the Trust Agreement.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Pooling and Servicing Agreement or be valid for any purpose.

                  This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, Trustee on behalf of Trust and not in its individual capacity has caused this Trust Certificate to be duly executed.


                                            PROVIDENT EQUIPMENT LEASE
                                            TRUST 1998-A

                                            By:      FIRST UNION TRUST
                                                     COMPANY, NATIONAL
                                                     ASSOCIATION
                                                     not in its individual
                                                     capacity, but
                                                     solely as Trustee


                                                     By:_______________________
                                                        Name:__________________
                                                        Title:_________________

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee


By:_________________________________
         Authorized Officer

                  OR

By: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
         as Authenticating Agent

By:_________________________________
         Authorized Officer


Date: September 30, 1998

                                 ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE


_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


_______________________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


___________________________________________________________________ Attorney to
transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.
                                                        ----------------------*
Dated:                                                    Signature Guaranteed:



                                                        ______________________*

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.